Exhibit 10.2


                           SECOND AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT


         THIS SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as such agreement may be amended, supplemented, modified or amended and restated from time to time, this "Agreement"), dated as of November 14, 2003, is made by ANNTAYLOR, INC., a Delaware corporation ("ATI"), ANNTAYLOR STORES CORPORATION, a Delaware corporation (the "Parent"), ANNCO, INC., a Delaware corporation ("ANNCO"), AnnTaylor Distribution Services, INC., a Delaware corporation ("ATDS"), and ANNTAYLOR RETAIL, INC., a Delaware corporation ("ATR" and, together with ATI, the Parent, ANNCO and ATDS, the "Grantors" and each, individually, a "Grantor") in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for each of the Lenders now or hereafter party to the Credit Agreement (as defined below) (the "Agent").

                             W I T N E S S E T H:

         WHEREAS, ATI, the Agent, the lenders referred to therein, the syndication agents named therein, and the issuing banks named therein have entered into that certain $150,000,000 Credit Agreement dated June 30, 1998 (as amended, the "Original Credit Agreement"), as amended and restated pursuant to the terms of that certain $175,000,000 Amended and Restated Credit Agreement dated April 30, 2001 (as amended, the "Restated Credit Agreement"); and

         WHEREAS, at the Borrowers' request, Lenders, the Agent, and the syndication and documentation agents named therein have agreed to amend and restate the Restated Credit Agreement in its entirety as of the date hereof (as so amended and restated and as such agreement may be further amended, supplemented, modified, or amended and restated from time to time, the "Credit Agreement"); and

         WHEREAS, the Parent is the parent of each of ATI, ANNCO, ATDS and ATR and has and will materially benefit from the Loans made or to be made and the Letters of Credit issued or to be issued under the Credit Agreement, and in connection therewith and pursuant to the terms of the Credit Agreement, the Parent simultaneously herewith has entered into that certain Second Amended and Restated ATSC Guaranty and is required to execute and deliver this Agreement; and

         WHEREAS, each of ANNCO, ATDS and ATR is, directly or indirectly, a wholly owned Subsidiary of ATI and has and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, the Parent and the Agent have entered into that certain ATSC Pledge Agreement dated June 30, 1998 (as amended, the "Original ATSC Pledge Agreement"), pursuant to which the Parent has granted a security interest in certain personal property and assets as collateral security for the payment and performance of ATI's obligations under the Original Credit Agreement, as amended and restated pursuant to the terms that certain Amended and Restated ATSC Security and Pledge Agreement dated April 30, 2001 (as amended, the "Restated ATSC Pledge Agreement"); and

         WHEREAS, (i) ATDS and the Agent have entered into that certain Subsidiary Guaranty and Collateral Agreement dated June 30, 1998 (as amended, the "Original Subsidiary Guaranty") and (ii) ATR and ANNCO have entered into an Assignment and Assumption Agreement dated as of February 29, 2000 (the "Assumption Agreement" and, together with the Original Subsidiary Guaranty, the "Original Agreements"), in each case, as amended and restated pursuant to the terms of that certain Amended and Restated Subsidiary Guaranty and Collateral Agreement dated April 30, 2001 (as amended, the "Restated Subsidiary Guaranty"); and

         WHEREAS, as collateral security for payment and performance by each Grantor of its Obligations, each Grantor is willing to continue, amend and grant to the Lender, as the case may be, a security interest in certain of its personal property and assets pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and each Issuing Bank to amend and restate the Restated Credit Agreement and continue to, respectively, make Loans and issue Letters of Credit under the Credit Agreement, each Grantor hereby agrees with the Agent for its benefit, and for the benefit of the Lenders and the Issuing Banks, by acceptance hereof, as follows:

         1. DEFINED TERMS. The following terms shall have the following respective meanings:

                  "Accounts" means all of each Grantor's now owned or hereafter acquired or arising accounts, as defined in the UCC, including all Credit Card Accounts and any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Affiliate" as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote 10% or more of the Securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise; provided that no financial institution, mutual fund or investment banking firm shall be an Affiliate of any Grantor unless it owns, directly or indirectly, at least 20% of such Securities of such Grantor.

                  "Chattel Paper" means all of each Grantor's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                  "Copyrights" means all of each Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Grantor.

                  "Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.

                  "Equipment" means all of each Grantor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Grantor and all of such Grantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "Equity Interests" means, with respect to any Person, all shares, interests, participations or other equivalent ownership interests (however, designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

                  "Excluded Notes" means (i) any promissory note with an original principal amount of less than $1,000,000 owing to any Grantor from a senior executive or key employee of such Grantor, (ii) the Convertible Debentures Note and (iii) the Promissory Note, dated as of January 2, 2003, made by The Yacobian Group, LLC for and payable to ATI, in the amount of $3,000,000, and any amendments or modifications thereto.

                  "General Intangibles" means all of each Grantor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, all Pledged Equity Interests constituting "general intangibles" as defined in the UCC, rights to receive dividends, distributions, cash and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor, including without limitation, all Patents, Trademarks and Copyrights constituting "general intangibles" as defined in the UCC.

                  "Goods" means all "goods" as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the UCC.

                  "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including, without limitation, all Pledged Notes constituting "instruments" as defined in the UCC.

                  "Inventory" means all of each Grantor's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

                  "Investment Property" means all of each Grantor's right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts, including, without limitation, all Pledged Equity Interests constituting "investment property" as defined in the UCC.

                  "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "LLC Agreement" means the limited liability company agreement, operating agreement and other organizational document of a Securities Issuer which is a limited liability company, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

                  "Partnership Agreement" means the partnership agreement and other organizational document of a Securities Issuer which is a partnership, as the same way be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

                  "Patents" means all of each Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications (including without limitation the patents and patent applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

                  "Payment Account" means each bank account established pursuant to this Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or such Grantor, as the Agent may determine, on terms acceptable to the Agent.

                  "Pledged Collateral" is defined in Section 3(c).

                  "Pledged Equity Interests" means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.

                  "Pledged Membership Interests" means all Equity Interests of each Securities Issuer which is a limited liability company identified in Item D of Schedule IV opposite the name of any Grantor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Grantor in any manner, including, in each case, (i) the LLC Agreement of such Securities Issuer, (ii) all rights (but not obligations) of such Grantor as a member thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Grantor for damages arising out of or for breach of or default under such LLC Agreement, (iv) the right of such Grantor to terminate such LLC Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Grantor, whether as a member thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests.

                  "Pledged Notes" means all promissory notes of each Securities Issuer identified in Item A of Schedule IV hereto opposite the name of any Grantor and all other promissory notes of any such Securities Issuer issued from time to time to such Grantor other than any Excluded Notes, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Securities Issuer taken in extension or renewal thereof or substitution therefor.

                  "Pledged Partnership Interests" means all Equity Interests of each Securities Issuer which is a partnership identified in Item D of
Schedule IV opposite the name of any Grantor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Grantor in any manner, including, in each case, (i) the Partnership Agreement of such Securities Issuer, (ii) all rights (but not obligations) of such Grantor as a partner thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Grantor for damages arising out of or for breach of or default under such Partnership Agreement, (iv) the right of such Grantor to terminate such Partnership Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Grantor, whether as a partner thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests.

                  "Pledged Shares" means all issued and outstanding shares of capital stock of each Securities Issuer which is a corporation (or similar type of issuer) identified in Item B of Schedule IV hereto opposite the name of any Grantor including, in each case, (i) all rights (but not obligations) of such Grantor as an owner thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (ii) all rights of such Grantor, whether as an owner thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (iii) all additional shares of capital stock of any such Securities Issuer from time to time acquired by such Grantor in any manner, and (iv) the certificates representing such shares of capital stock.

                  "Securities Issuer" means any Person listed on Schedule IV hereto that has issued or may issue a Pledged Equity Interest or a Pledged Note.

                  "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Supporting Obligations" means all supporting obligations as such term is defined in the UCC.

                  "Trademarks" means all of each Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, trade dress, registration and application identified in
Schedule III attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark.

                  "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

                  "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

                  All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

2. GRANT OF LIEN.

                  (a) As security for all Obligations, each Grantor hereby pledges, assigns, charges, mortgages, delivers, transfers and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                  (i) all Accounts;

                  (ii) all Inventory;

                  (iii) all contract rights;

                  (iv) all Chattel Paper;

                  (v) all Documents;

                  (vi) all Instruments;

                  (vii) all Supporting Obligations and Letter-of-Credit
Rights;

                  (viii) all General Intangibles (including payment intangibles and Software);

                  (ix) all Goods;

                  (x) all Equipment;

                  (xi) all Investment Property;

                  (xii) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender;

                  (xiii) all of such Grantor's Deposit Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including any Payment Accounts;

                  (xiv) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;

                  (xv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder, or any property or assets subject to any lease, license, contract or agreement if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement, or such property or assets subject to any lease, license, contract or agreement that does not result in any of the consequences specified in (i) or (ii), (b) any real property leasehold held by a Grantor, (c) any of the outstanding Equity Interests of a Foreign Subsidiary in excess of 65% of the voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote, (d) any Excluded Notes, (e) motor vehicles covered by certificates of title, (f) patent number 6,427,855 issued on August 6, 2002 and owned by ANNCO and (g) any shares of Parent's capital stock owned by any Grantor.

All of the foregoing, together with the Real Estate covered by the Mortgage(s) and all other property of such Grantor in which the Agent or any Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the "Collateral."

                  (b) The Collateral of each Grantor secures (i) in the case of the Borrower, all Obligations of the Borrower under the Loan Documents,
(ii) in the case of the Parent, the Guaranteed Obligations under the Parent Guaranty and (iii) in the case of each Subsidiary Guarantor, the Guaranteed Obligations under the Subsidiary Guaranty. All of the Obligations shall be secured by all of the Collateral.

                  (c) This Section 2 continues, reaffirms and amends, as the case may be, those respective first priority pledge and security interests granted under the Restated Security Agreement, the Restated ATSC Pledge Agreement and the Restated Subsidiary Guaranty.

         3. Perfection and Protection of Security Interest.

                  (a) Each Grantor shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including: (i) executing, delivering and/or filing and recording of the Mortgage(s), the Trademark Security Agreement and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued; (iii) when an Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Agent; (iv) placing notations on such Grantor's books of account to disclose the Agent's security interest; and (v) taking such other steps as are deemed necessary by the Agent to maintain and protect the Agent's Liens. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

                  (b) Unless the Agent shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to the Agent all Collateral consisting of negotiable Documents and Chattel Paper promptly after such Grantor receives the same.

                  (c) All certificates, notes and other instruments representing or evidencing the Pledged Equity Interests or the Pledged Notes and all other instruments now owned or at any time hereafter acquired by any Grantor other than any Excluded Notes (collectively, the "Pledged Collateral") shall be delivered to and held by or on behalf of the Agent pursuant hereto (except as otherwise provided in the last sentence of Section 15(c) hereof) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, at any time in its discretion and without notice to such Grantor, to transfer to or to register in the name of the Agent or any nominee of the Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 15 hereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  (d) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

                  (e) If any Grantor is or becomes the beneficiary of a letter of credit, such Grantor shall promptly notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.

                  (f) Each Grantor shall take all steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in the Uniform Electronic Transactions Act.

                  (g) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York for the sufficiency or filing office acceptance of any financing statement or amendment, including
(i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

                  (h) Each Grantor shall promptly notify Agent of any commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

                  (i) From time to time, each Grantor shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral, but such Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

                  (j) No Reincorporation. Without limiting the prohibitions on mergers involving any Grantor contained in the Credit Agreement or any other Loan Document, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without the prior written consent of Agent.

                  (k) Terminations Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement covering the Collateral or amendment or termination statement with respect to any financing statement covering the Collateral without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2).

                  (l) No Restriction on Payments to Agent. No Grantor shall enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to Agent.

         4. LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to the Agent and the Lenders that: Schedule I is a correct and complete list of the location of such Grantor's chief executive office and the location of its books and records and (b) Schedule I correctly identifies any of such facilities and locations that are not owned by such Grantor. Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations owned or leased by such Grantor or otherwise listed for such Grantor on Schedule I except for Collateral which is in transit from a supplier to a Grantor or to customers of a Grantor or between any such locations or (ii) change the location of its chief executive office or location of its books and records from the location identified in
Schedule I, unless it gives the Agent at least thirty (30) days' prior written notice thereof. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit from a supplier to a Grantor or to customers of a Grantor or between any such locations) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor, or (c) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance reasonably satisfactory to the Agent.

         5. Jurisdiction of Organization. Schedule II hereto identifies each Grantor's name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor's state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.

         6. Title to, Liens on, and Sale and Use of Collateral. Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Liens permitted by Section 7.10 of the Credit Agreement; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clause (a), (b), (c) and (f) of the definition of Permitted Liens and permitted by clauses (a)(iii), (iv), (v), (vi), (vii) and (viii) of
Section 7.10 of the Credit Agreement; and (c) such Grantor will use, store, and maintain the Collateral in accordance with customary business practices and will use such Collateral for lawful purposes only.

         7. [INTENTIONALLY OMITTED].

         8. [inTENTIONALLY OMITTED].

         9. [INTENTIONALLY OMITTED].


         10. ACCOUNTS.

                  (a) Each Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Grantor's Accounts that are to be included in the determination of Eligible Accounts, that: (i) each such existing Account other than Credit Card Accounts represents, and each such future Account other than Credit Card Accounts will represent, a bona fide sale or lease and delivery of goods by such Grantor, or rendition of services by such Grantor, in the ordinary course of such Grantor's business; (ii) each such existing Account is, and each such future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any material offset, deduction, defense, or counterclaim except those known to such Grantor and disclosed to the Agent and the Lenders pursuant to this Security Agreement; (iii) no payment will be received with respect to any such Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except in the ordinary course of business or as otherwise reported to the Agent and the Lenders in Borrowing Base Certificates delivered in accordance with this Security Agreement; (iv) each copy of an invoice delivered to the Agent by such Grantor will be a genuine copy of the original invoice sent to the Account Debtor named therein; (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of such Grantor described in each invoice will have been performed and (vi) to the extent any such Account is a Credit Card Account (1) such Account arises from the sale, lease or rental of goods or rendition of services, is owned by such Grantor and represents a complete bona fide transaction which requires no further act on the part of such Grantor to make such Account payable by the Account Debtor;
(2) such Account and the underlying contract related thereto does not contravene in any material respect any laws, rules or regulations applicable thereto including, without limitation, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and no party to the underlying contract related thereto is in violation of any such laws, rules or regulations in any material respect; (3) the goods, the sale of which gave rise to the Account, were not at the time of the sale subject to any Lien other than Liens permitted under Section 7.10(b) of the Credit Agreement; and
(4) no Grantor is in material breach of any express or implied material representations or warranty with respect to the goods, the sale of which gave rise to such Account nor in material breach of any material representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Account.

                  (b) No Grantor shall re-date any invoice or sale or make sales on extended dating or extend or modify any Account beyond that customary in such Grantor's business. If any Grantor becomes aware of any matter adversely affecting the collectibility of any Account or the Account Debtor therefor involving an amount greater than $500,000, including information regarding the Account Debtor's creditworthiness, such Grantor will promptly so advise the Agent and exclude such Account from Eligible Accounts.

                  (c) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Grantor will promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, such Grantor shall remain liable thereon until such instrument is paid in full.

                  (d) Each Grantor shall notify the Agent promptly of all disputes and claims in excess of $500,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Grantor's business when no Event of Default exists hereunder. The Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower's Loan Account with the net amounts received by the Agent in payment of any Accounts.

         11. [Intentionally omitted]

         12. INVENTORY; PERPETUAL INVENTORY.

                  (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor's business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business. No Grantor will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Grantor will maintain a perpetual inventory reporting system at all times. No Grantor will, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale on approval, consignment, or other repurchase or return basis.

                  (b) If an Event of Default has occurred and is continuing or during any period that Liquidity is less than $35,000,000, in connection with all Inventory financed by Letters of Credit, each Grantor will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Grantor's possession, to deliver them, upon request, to the Agent in their original form and shall also, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

         13. EQUIPMENT.

                  (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (b) Each Grantor shall promptly inform the Agent of any material additions to or deletions from the Equipment. No Grantor shall permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Grantor will, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Grantor's Equipment constituting Collateral.

                  (c) Except as permitted by the Credit Agreement, no Grantor shall, without the Agent's prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of such Grantor's Equipment.

         14. [Intentionally omitted].

         15. PLEDGED COLLATERAL. (a) The Pledged Equity Interests have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Notes of any Grantor's Subsidiaries (if any), and, to the best of each Grantor's knowledge, all other Pledged Notes, have been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the issuers thereof.

                  (b) The Pledged Equity Interests indicated on Schedule IV hereto constitute all of the shares of stock held by each Grantor of the respective issuers thereof who are not Foreign Subsidiaries and constitute 65% of all of the shares of stock of the respective issuers who are Foreign Subsidiaries. The Pledged Equity Interests and the Pledged Notes constitute all of the Pledged Collateral except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the Agent has not at any time requested possession and which are not a material portion of the Collateral under this Security Agreement (the "Personal Property Collateral"), either singly or in the aggregate.

                  (c) The pledge and delivery of the Pledged Collateral pursuant to this Security Agreement and all other filings and other actions taken by each Grantor to perfect such security interest prior to the date hereof, create a continuing, valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business with respect to which the Agent has not at any time requested possession and which are not a material portion of the Personal Property Collateral, either singly or in the aggregate.

                  (d) So long as no Event of Default shall have occurred and be continuing:

                        (i) Each Grantor, and not the Agent, shall be entitled to exercise any and all voting and other rights of consent or approval pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement or the Credit Agreement; provided, however, that no Grantor shall exercise or refrain from exercising any such right without the consent of the Agent if such action or inaction would have a material adverse effect on the benefits to the Agent, the Lenders and the Issuing Banks, including, without limitation, the validity, priority or perfection of the security interest granted hereby or the remedies of the Agent hereunder.

                        (ii) Each Grantor, and not the Agent, shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                             (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                             (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral consisting of stock or other equity interest of any Subsidiary of any Grantor and dividends and other distributions paid or payable in cash in respect of any other Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital-surplus or paid-in-surplus, and

                             (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

                  shall forthwith be delivered to the Agent, in the case of (A) above, to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Lenders and the Issuing Banks, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement) and, in the case of (B) and (C) above, shall forthwith be delivered to the Agent to be applied to the Obligations in such order as provided in
         Section 3.8 of the Credit Agreement.

                      (iii) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (e) Upon the occurrence and during the continuance of an Event of Default and at the direction of the Required Lenders:

                      (i) All rights of any Grantor to exercise the voting and other rights of consent or approval which it would otherwise be entitled to exercise pursuant to Section 15(d)(i) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 15(d)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other rights of consent or approval and to receive and hold as Pledged Collateral such dividends and interest payments.

                      (ii) All dividends and interest payments which are received by any Grantor contrary to the provisions of paragraph (ii) of
     Section 15(d) hereof shall be received in trust for the benefit of the Lenders and the Issuing Banks and shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  (f) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity Interests subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Equity Interests; provided that in no event shall any Grantor be required to pledge more than 65% of the shares of any Foreign Subsidiary. Each Grantor hereby authorizes the Agent to modify this Security Agreement by amending Annex IV to include such additional shares or other securities.

                  (g) Determination by the Agent to exercise its right to sell any or all of the Pledged Collateral pursuant to Section 24 hereof without making a request of the relevant Grantor to register such Pledged Collateral under the Securities Act shall not by the sole fact of such sale be deemed to be commercially unreasonable.

                  (h) The Grantors hereby agree that the aggregate principal amount of all promissory notes described in clause (i) of the definition of Excluded Notes at any time outstanding shall not exceed $3,000,000.

         16. Documents, Instruments, and Chattel Paper. Each Grantor represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter of Credit Rights and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or served hereby are subject to the security interest of Bank of America, N.A., as Agent, for the benefit of Agent and certain Lenders."

         17. Right to Cure. The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act reasonably required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 17 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower's Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this Section 17 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

         18. Power of Attorney. Each Grantor hereby appoints the Agent and the Agent's designee as each Grantor's attorney, with power: (a) to endorse such Grantor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession;
(b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) upon the occurrence and during the continuance of an Event of Default, to complete in such Grantor's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) upon the occurrence and during the continuance of an Event of Default, to clear Inventory through customs in such Grantor's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose; (g) to the extent such Grantor's authorization given in Section 3(g) of this Security Agreement is not sufficient, to file such financing statements with respect to this Security Agreement, with or without such Grantor's signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature; (h) to receive, indorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and
(i) to do all things necessary to carry out the Credit Agreement and this Security Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied.

         19. The Agent's and Lenders' Rights, Duties and Liabilities.

                  (a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Grantor.

                  (b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (c) Agent may at any time after an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, such Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

                  (d) Agent may at any time in Agent's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's reasonable satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to such
Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts;
(iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

         20. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                  (a) No Grantor has any interest in, or title to, any Trademark, Copyright or material Patent except as set forth in Schedule III hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Trademark Security Agreement with the United States Patent and Trademark Office, perfected Liens in favor of Agent on such Grantor's patents, trademarks and copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from such Grantor. Upon filing of the Trademark Security Agreement with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Agent's Lien on such Grantor's patents, trademarks or copyrights shall have been duly taken.

                  (b) Each Grantor shall notify Agent immediately if it knows that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any such patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

                  (c) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all patent security agreements, copyright security agreements or trademark security agreements as Agent may request to evidence Agent's Lien on such patent, trademark or copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (d) Each Grantor shall take all actions appropriate under the circumstances or reasonably requested by Agent to maintain and pursue each patent, trademark and copyright application currently pending, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine in its reasonable business judgment that such patent, trademark or copyright is not material to the conduct of its business.

                  (e) In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent promptly after such Grantor learns of such infringement. Each Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, promptly take appropriate action to protect such patent, copyright or trademark, including, where such Grantor believes in its reasonable business judgment that it would be prudent to do so, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall reasonably request under the circumstances to protect such patent, trademark or copyright Collateral.

         21. INDEMNIFICATION. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of any Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Agent or any Lender.

         22. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted by Section 7.10(b) of the Credit Agreement, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

23. NOTICE REGARDING COLLATERAL. Each Grantor will advise Agent promptly, in reasonable detail of any Lien (other than Liens permitted by Section 7.10(b) of the Credit Agreement) or claim made or asserted against any of the Collateral.

         24. REMEDIES; RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable. The Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any such Pledged Collateral, and to take such other actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate, actions to comply with Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as from time to time amended (the "Securities Act")).

                  (b) Each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by Agent or any Lender to collect such deficiency.

                  (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 24(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 24(d). Without limitation upon the foregoing, nothing contained in this Section 24(d) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 24(d).

         25. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling Agent to exercise rights and remedies under Section 24 hereof (including, without limiting the terms of Section 24 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, wherever permitted by law or by agreement, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         26. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         27. MISCELLANEOUS.

                  (a) Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

                  (c) Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantor with respect to the matters referred to herein and therein.

                  (d) No Waiver; Cumulative Remedies. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and each Grantor.

                  (e) Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (f) Termination of this Security Agreement.

                           (a) Subject to Section 27(a) hereof, this Security Agreement shall terminate upon all Letters of Credit being Fully Supported, the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted) and the termination of all Commitments under the Credit Agreement.

                           (b) Upon any sale or other transfer by a Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Credit Agreement, the security interest in such Collateral shall automatically be released.

                           (c) The Agent agrees that upon such termination or release of the security interests or release of any Collateral, the Agent shall, at the expense of the Grantors, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the termination of the security interests or the release and reassignment of such Collateral, as the case may be.

                  (g) Successors and Assigns. This Security Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  (h) Counterparts. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

                  (i) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND EACH GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  (j) Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                  (k) Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  (l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  (m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 27(i) and Section 27(j), with its counsel.

                  (n) Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                 ANNTAYLOR, INC.


                                 By: /s/ James M. Smith
                                 Name: James M. Smith
                                 Title: Senior Vice President, Chief Financial
                                        Officer and Treasurer


                                 ANNTAYLOR STORES CORPORATION


                                 By: /s/ James M. Smith
                                 Name: James M. Smith
                                 Title:  Senior Vice  President,  Chief
                                         Financial  Officer,  Treasurer and
                                         Assistant Secretary


                                 ANNCO, INC.


                                 By: /s/ James M. Smith
                                 Name: James M. Smith
                                 Title: Chief Financial Officer


                                 ANNTAYLOR DISTRIBUTION SERVICES, INC.


                                 By: /s/ James M. Smith
                                 Name: James M. Smith
                                 Title: Senior Vice President and Treasurer


                                 ANNTAYLOR RETAIL, INC.


                                 By: /s/ James M. Smith
                                 Name: James M. Smith
                                 Title: Senior Vice President and Treasurer



                                  BANK OF AMERICA, N.A.,
                                  as Agent


                                  By: /s/ Jang S. Kim
                                  Name: Jang S. Kim
                                  Title: Vice President